Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

SMART Global Holdings Reports

Third Quarter Fiscal 2018 Financial Results

NEWARK, CA – June 21, 2018 – SMART Global Holdings, Inc. (“SMART”) (NASDAQ: SGH), parent company of SMART Modular Technologies, Inc., today reported financial results for the third quarter of fiscal 2018 ended May 25, 2018.

Third Quarter Fiscal 2018 Highlights:

•Net sales of $335.5 million, 62% higher than comparable quarter of prior year

•GAAP operating income of $48.7 million

•GAAP net income of $31.9 million

•Adjusted EBITDA of $51.5 million

•GAAP diluted earnings per share (EPS) of $1.37

•Non-GAAP diluted EPS of $1.84 (excluding FX losses)

“I am pleased to report another strong sales quarter with net revenues 62 percent higher than the comparable period a year ago.  Both our Specialty and Brazil businesses performed very well.  Additionally, as announced on June 11, we have embarked upon the first step in our strategy to broaden our offerings with the acquisition of Penguin Computing,” commented Ajay Shah, Chairman and Chief Executive Officer of SMART Global Holdings.  “Penguin is the cornerstone of our new business unit, SMART Specialty Compute & Storage Solutions (SCSS), and greatly expands the markets and technologies where we can participate into areas requiring specialized computing platforms in artificial intelligence, machine learning, advanced modeling and high performance computing.  We expect to leverage our proven system design and integration capabilities and create a more diversified business.”

Jack Pacheco, Chief Operating and Financial Officer, added, “The strength in net sales in the third fiscal quarter was due to continued strength in our Specialty Memory business and our increased penetration into the Brazilian market.  That said, due to the recent depreciation of the Brazilian Real, we saw a $0.27 per share negative impact to our GAAP earnings due to foreign currency losses.  The Specialty Memory business and our Brazil memory business continue to be markets where we have a unique competitive advantage, a proven business model, and growth potential in multiple sectors.”

Quarterly Financial Results	GAAP (1)			Non-GAAP (2)
(In millions, except per share amounts)	Q3 FY18	Q2 FY18	Q3 FY17	Q3 FY18	Q2 FY18	Q3 FY17
Net sales	$335.5	$314.0	$207.0	$335.5	$314.0	$207.0
Gross profit	$78.1	$73.0	$47.4	$78.5	$73.2	$47.6
Operating income	$48.7	$45.1	$20.4	$53.8	$48.5	$24.8
Net income	$31.9	$36.8	$8.0	$43.0	$37.7	$14.6
Diluted earnings per share (EPS)(3)	$1.37	$1.60	$0.50	$1.84	$1.64	$0.92

(1)	GAAP represents U.S. Generally Accepted Accounting Principles.
(2)

Please refer to the “Non-GAAP Information” section and the "Reconciliation of Non-GAAP Financial Measures" table below for further detail on the non-GAAP financial reporting referenced above and a reconciliation of such measures to our nearest GAAP measures.

(3)

Beginning in the third quarter of fiscal 2018, we will exclude foreign currency gains/losses from our non-GAAP diluted EPS as we believe this non-GAAP financial measure is a more relevant indicator of our core operating results. This change is reflected for all the periods presented in this release.

Business Outlook

The following statements are based upon management's current expectations for the fourth quarter of fiscal 2018 ending August 31, 2018 and include the results of Penguin Computing from the acquisition date of June 8, 2018. As the purchase accounting for this acquisition is still being evaluated, the GAAP forecast does not incorporate any related purchase price adjustments which may affect actual results. These statements are forward-looking and actual results may differ materially. SMART undertakes no obligation to update these statements.

Net Sales - GAAP / Non-GAAP	$360 to $380 million
Gross Margin - GAAP / Non-GAAP	22% to 23%
Diluted EPS - GAAP	$1.41 to $1.50

Share-based compensation per share	$0.12
Intangible amortization per share	$0.05
Acquisition costs per share	$0.04

Diluted EPS - Non-GAAP	$1.62 to $1.71

Expected diluted share count	23.4 million

Conference Call Details

SMART will host a conference call today for analysts and investors at 1:30pm Pacific Time, 4:30pm Eastern Time. Dial-in US toll free +1-866-487-6452 using access code 6781298.

A replay of the conference call will be available for one week following today’s call through the Events section of the SMART website at www.smartgh.com or by calling US toll free +1-855-859-2056; Passcode: 6781298.

Forward-Looking Statements

This release contains, and statements made during the above-referenced conference call will contain "forward-looking statements" including among other things, statements regarding future events and the future financial performance of SMART (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SMART’s and Penguin’s industry and markets. These statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including but not limited to: business and economic conditions and growth trends in the technology industry, our customer markets and various geographic regions; global economic conditions and uncertainties in the geopolitical environment; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products, additional capacity and acquisitions; the DRAM market and the temporary and volatile nature of pricing trends; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products;  slowing or contraction of growth in the memory market in Brazil; reduction in or termination of local content requirements in Brazil;  changes to applicable tax regimes or rates; prices for the end products of our customers; fluctuations in material costs and availability; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors;  changes in the availability of supply of materials, components or memory products; the inability of Penguin Computing to maintain its status as a small business or to obtain and retain security clearances to expand its government business; and other factors and risks detailed in SMART’s filings with the Securities and Exchange Commission. Such factors and risks as outlined above and in such filings may not constitute all factors and risks that could cause actual results of SMART to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. SMART and its subsidiaries operate in a continually changing business environment and new factors emerge from time to time. SMART cannot predict such factors, nor can it assess the impact, if any, from such factors on SMART or its subsidiaries’ results. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and SMART does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Non-GAAP Information

Certain non-GAAP financial measures are contained in this press release or will be discussed on our conference call, including non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, non-GAAP net income per diluted share and Adjusted EBITDA. We define Adjusted EBITDA as GAAP net income plus net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, acquisition costs, restructuring charges,  amortization of non-cash debt discount related to warrants, non-cash charges in connection with refinancing, and other infrequent or unusual items. Adjusted EBITDA is not a measure of financial performance calculated in accordance with U.S. GAAP and should be viewed as a supplement to, not a substitute for, our results of operations presented on the basis of U.S. GAAP. Adjusted EBITDA also does not purport to represent cash flow provided by, or used in, operating activities in accordance with U.S. GAAP and should not be used as a measure of liquidity.

The non-GAAP financial results presented herein exclude share-based compensation expense, intangible amortization expense, acquisition costs, amortization of non-cash debt discount related to warrants, non-cash charges in connection with refinancing and, with respect to non-GAAP diluted EPS, foreign currency gains (losses). These non-GAAP financial measures are provided to enhance the user's overall understanding of our financial performance. By excluding these charges, as well as any related tax effects, our non-GAAP results provide information to management and investors that is useful in assessing SMART's core operating performance and in evaluating and comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to evaluate financial results, to plan and forecast future periods, and to assess performance of certain executives for compensation purposes. The presentation of this additional information is not meant to be a substitute for the corresponding financial measures prepared in accordance with U.S. GAAP. In addition, these measures may not be used similarly by other companies and therefore may not be comparable between companies.

Investors are encouraged to review the “Reconciliation of Non-GAAP Financial Measures to GAAP Results” and “Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA” tables below for more detail on non-GAAP calculations.

About SMART Global Holdings

The SMART family of companies are global leaders in specialty memory, storage and hybrid solutions serving the electronics industry with standard and custom products for over 25 years. SMART delivers components, modules and solutions to a broad customer base, including OEMs in computing, networking, communications, storage, mobile and industrial markets. With the addition of Penguin Computing and the creation of a new business unit, SMART Specialty Compute & Storage Solutions (SCSS), SMART has expanded its serviceable markets into areas requiring specialized computing platforms in artificial intelligence and machine learning, advanced modeling and high performance computing. Customers rely on SMART as a strategic supplier with custom designs, product quality, technical support, a global footprint, and the ability to provide locally manufactured products in multiple geographies. See www.smartgh.com, www.smartm.com, www.smarth.com or www.smartsscs.com for more information.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Income

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	May 25, 2018	February 23, 2018	May 26, 2017	May 25, 2018	May 26, 2017
Net sales:
Brazil DRAM	$71,157	$67,322	$38,028	$190,438	$86,051
Brazil Mobile Memory	161,585	141,311	71,216	408,787	177,359
Specialty Memory	102,735	105,332	97,730	315,626	274,862
Total net sales	335,477	313,965	206,974	914,851	538,272
Cost of sales (1)	257,423	240,948	159,599	705,944	424,030
Gross profit	78,054	73,017	47,375	208,907	114,242
Operating expenses:
Research and development (1) (2)	9,763	9,852	8,797	28,165	28,442
Selling, general and administrative (1) (2)	19,597	18,087	17,193	55,502	49,037
Management advisory fees	—	—	1,000	—	3,000
Restructuring	—	—	—	—	457
Total operating expenses	29,360	27,939	26,990	83,667	80,936
Income from operations	48,694	45,078	20,385	125,240	33,306
Other income (expense):
Interest expense, net	(4,098)	(4,230)	(8,294)	(12,927)	(23,072)
Other income (expense), net	(7,145)	2,548	(762)	(7,312)	(1,664)
Total other expense	(11,243)	(1,682)	(9,056)	(20,239)	(24,736)
Income before income taxes	37,451	43,396	11,329	105,001	8,570
Provision for income taxes	5,505	6,602	3,371	15,256	6,156
Net income	$31,946	$36,794	$7,958	$89,745	$2,414

Earnings per share:
Basic	$1.44	$1.68	$0.57	$4.09	$0.17
Diluted	$1.37	$1.60	$0.50	$3.90	$0.16
Shares used in computing per-share calculation:
Basic	22,206	21,915	13,986	21,932	13,909
Diluted	23,306	23,038	15,955	23,020	15,230

(1) Includes share-based compensation expense as follows:
Cost of sales	$414	$227	$176	$859	$444
Research and development	325	288	(22)	887	$423
Selling, general and administrative	2,558	1,182	1,235	4,853	$2,666
Total stock-based compensation expense	$3,297	$1,697	$1,389	$6,599	$3,533

(2) Includes amortization of intangible assets expense as follows:
Research and development	$245	$245	$1,224	$735	$3,672
Selling, general and administrative	976	993	1,774	2,992	5,296
Total amortization expense	$1,221	$1,238	$2,998	$3,727	$8,968

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	May 25, 2018	February 23, 2018	May 26, 2017	May 25, 2018	May 26, 2017
Reconciliation of gross profit:
GAAP gross profit	$78,054	$73,017	$47,375	$208,907	$114,242
GAAP gross margin	23.3%	23.3%	22.9%	22.8%	21.2%
Add: Share-based compensation included in cost of sales	414	227	176	859	444
Non-GAAP gross profit	$78,468	$73,244	$47,551	$209,766	$114,686
Non-GAAP gross margin	23.4%	23.3%	23.0%	22.9%	21.3%

Reconciliation of operating expenses:
GAAP operating expenses	$29,360	$27,939	$26,990	$83,667	$80,936
Less: Share-based compensation expense included in opex
Research and development	325	288	(22)	887	423
Selling, general and administrative	2,558	1,182	1,235	4,853	2,666
Total	2,883	1,470	1,213	5,740	3,089
Less: Amortization of intangible assets included in opex
Research and development	245	245	1,224	735	3,672
Selling, general and administrative	976	993	1,774	2,992	5,296
Total	1,221	1,238	2,998	3,727	8,968
Less: S-1 related costs	—	513	—	813	—
Less: Acquisition costs	591	—	—	591	—
Non-GAAP operating expenses	$24,665	$24,718	$22,779	$72,796	$68,879

Reconciliation of income from operations:
GAAP income from operations	$48,694	$45,078	$20,385	$125,240	$33,306
GAAP operating margin	14.5%	14.4%	9.8%	13.7%	6.2%
Add: Share-based compensation expense	3,297	1,697	1,389	6,599	3,533
Add: Amortization of intangible assets	1,221	1,238	2,998	3,727	8,968
Add: S-1 related costs	—	513	—	813	—
Add: Acquisition costs	591	—	—	591	—
Non-GAAP income from operations	$53,803	$48,526	$24,772	$136,970	$45,807
Non-GAAP operating margin	16.0%	15.5%	12.0%	15.0%	8.5%

Reconciliation of income before income taxes:
GAAP income before income taxes	$37,451	$43,396	$11,329	$105,001	$8,570
Add: Share-based compensation expense	3,297	1,697	1,389	6,599	3,533
Add: Amortization of intangible assets	1,221	1,238	2,998	3,727	8,968
Add: S-1 related costs	—	513	—	813	—
Add: Acquisition costs	591	—	—	591	—
Less: Amortization of debt discount related to warrants	—	—	1,733	—	3,913
Less: Loss on extinguishment of LT debt	—	—	—	—	1,385
Add: Foreign currency (gains) losses	6,932	(2,415)	1,009	7,259	748
Non-GAAP income before income taxes	$49,492	$44,429	$18,458	$123,990	$27,117

Reconciliation of provision for income taxes:
GAAP provision for income taxes	$5,505	$6,602	$3,371	$15,256	$6,156
GAAP effective tax rate	14.7%	15.2%	29.8%	14.5%	71.8%
Tax effect of adjustments to GAAP results	(1,025)	(96)	(477)	(1,744)	(1,153)
Non-GAAP provision for income taxes	$6,530	$6,698	$3,848	$17,000	$7,309
Non-GAAP effective tax rate	13.2%	15.1%	20.8%	13.7%	27.0%

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results (continued)

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	May 25, 2018	February 23, 2018	May 26, 2017	May 25, 2018	May 26, 2017
Reconciliation of net income and earnings per share (diluted):
GAAP net income	$31,946	$36,794	$7,958	$89,745	$2,414
Adjustments to GAAP net income:
Share-based compensation	3,297	1,697	1,389	6,599	3,533
Amortization of intangible assets	1,221	1,238	2,998	3,727	8,968
S-1 related costs	—	513	—	813	—
Acquisition costs	591	—	—	591	—
Amortization of debt discount related to warrants	—	—	1,733	—	3,913
Loss on extinguishment of LT debt	—	—	—	—	1,385
Foreign currency (gains) losses	6,932	(2,415)	1,009	7,259	748
Tax effect of items excluded from non-GAAP results	(1,025)	(96)	(477)	(1,744)	(1,153)
Non-GAAP net income	$42,962	$37,731	$14,610	$106,990	$19,808

Shares used in computing earnings per share (diluted)	23,306	23,038	15,955	23,020	15,230
Non-GAAP earnings per share (diluted)	$1.84	$1.64	$0.92	$4.65	$1.30

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	May 25, 2018	February 23, 2018	May 26, 2017	May 25, 2018	May 26, 2017
GAAP net income	$31,946	$36,794	$7,958	$89,745	$2,414
Share-based compensation expense	3,297	1,697	1,389	6,599	3,533
Amortization of intangible assets	1,221	1,238	2,998	3,727	8,968
Interest expense, net	4,098	4,230	8,294	12,927	23,072
Provision for income tax	5,505	6,602	3,371	15,256	6,156
Depreciation	4,806	5,120	4,848	14,928	16,431
S-1 related costs	—	513	—	813	—
Acquisition costs	591	—	—	591	—
Management advisory fees	—	—	1,000	—	3,000
Debt extension costs*	—	—	—	—	1,745
Loss on extinguishment of LT debt**	—	—	—	—	1,385
Restructuring	—	—	—	—	457
Special retention bonuses	—	—	—	—	25
Investment advisory fees	—	—	—	—	540
Obsolete inventory related to restructuring	—	—	—	—	372
Adjusted EBITDA	$51,464	$56,194	$29,858	$144,586	$68,098

* Debt extension costs consist of $1.7 million associated with the amendment of our senior secured term loan and revolving credit facility in November 2016.

** Loss on extinguishment of long-term debt consists of $1.4 million loss on a February 2017 extinguishment.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Balance Sheets

(In thousands)

	May 25,	August 25,
	2018	2017
Assets
Current assets:
Cash and cash equivalents	$64,495	$22,436
Accounts receivable, net	262,101	183,303
Inventories	147,948	127,135
Prepaid expenses and other current assets	20,219	14,115
Total current assets	494,763	346,989
Property and equipment, net	53,051	55,182
Other noncurrent assets	21,193	26,728
Intangible assets, net	1,173	5,107
Goodwill	42,872	46,022
Total assets	$613,052	$480,028
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$264,954	$189,717
Accrued liabilities	20,816	27,316
Current portion of long-term debt	22,073	22,841
Total current liabilities	307,843	239,874
Long-term debt	136,606	154,450
Deferred tax liabilities	351	1,439
Other long-term liabilities	1,897	1,869
Total liabilities	$446,697	$397,632
Shareholders’ equity:
Ordinary shares	672	653
Additional paid-in capital	245,097	232,162
Accumulated other comprehensive loss	(161,950)	(143,210)
Retained earnings	82,536	(7,209)
Total shareholders’ equity	166,355	82,396
Total liabilities and shareholders’ equity	$613,052	$480,028

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended			Nine Months Ended
	May 25, 2018	February 23, 2018	May 26, 2017	May 25, 2018	May 26, 2017
Cash flows from operating activities:
Net income	$31,946	$36,794	$7,958	$89,745	$2,414
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	6,028	6,358	7,846	18,656	25,399
Share-based compensation	3,297	1,697	1,389	6,599	3,533
Provision for doubtful accounts receivable and sales returns	(80)	39	205	(13)	31
Deferred income tax benefit	(422)	(734)	(84)	(1,376)	(1,195)
(Gain) loss on disposal of property and equipment	(14)	244	—	230	129
Write off of long-term asset	250	—	—	250	—
Extinguishment loss on long-term debt	—	—	—	—	1,386
Amortization of debt discounts and issuance costs	714	722	2,480	2,165	6,424
Changes in operating assets and liabilities:
Accounts receivable	(45,799)	14,894	(36,891)	(86,706)	(33,516)
Inventories	(6,384)	(17,810)	(4,833)	(27,940)	(31,184)
Prepaid expenses and other assets	(5,186)	(67)	(735)	(3,495)	741
Accounts payable	46,532	(10,145)	27,525	83,879	11,799
Accrued expenses and other liabilities	(2,545)	2,705	3,846	(4,703)	7,097
Net cash provided by (used in) operating activities	28,337	34,697	8,706	77,291	(6,942)
Cash flows from investing activities:
Capital expenditures and deposits on equipment	(7,794)	(4,418)	(3,784)	(18,251)	(11,179)
Proceeds from sale of property and equipment	35	66	425	101	467
Net cash used in investing activities	(7,759)	(4,352)	(3,359)	(18,150)	(10,712)
Cash flows from financing activities:
Long-term debt payment	(6,093)	(6,125)	(5,954)	(18,402)	(17,689)
Payment for extinguishment of long-term debt	—	—	—	—	(938)
Fees paid for revolving line of credit refinancing	—	(469)	—	(768)	—
Payment of costs related to initial public offering	—	(302)	(200)	(1,591)	(200)
Proceeds from borrowings under revolving line of credit	69,000	103,000	123,000	277,500	338,250
Repayments of borrowings under revolving line of credit	(69,000)	(103,000)	(123,000)	(277,500)	(338,250)
Proceeds from issuance of ordinary shares from share option exercise	1,993	3,638	348	6,170	348
Net cash used in financing activities	(4,100)	(3,258)	(5,806)	(14,591)	(18,479)
Effect of exchange rate changes on cash and cash equivalents	(3,799)	1,226	(541)	(2,491)	(160)
Net increase (decrease) in cash and cash equivalents	12,679	28,313	(1,000)	42,059	(36,293)
Cash and cash equivalents at beginning of period	51,816	23,503	23,341	22,436	58,634
Cash and cash equivalents at end of period	$64,495	$51,816	$22,341	$64,495	$22,341

# # #

Investor Contact:
Suzanne Schmidt
Investor Relations for SMART Global Holdings, Inc.
(510) 360-8596
ir@smartm.com